COLONIAL INTERMARKET INCOME TRUST I
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 27, 1998

Dear Shareholder:

         The Annual Meeting of Shareholders (Meeting) of Colonial InterMarket Income Trust I (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Wednesday, May 27, 1998, at 10:00 a.m., Eastern time, to:

          1.     Elect two Trustees;

          2.     Ratify the selection of independent accountants; and

          3. Transact such other business as may properly come before the Meeting or any adjournment thereof.


                                         By order of the Trustees,




                                         William J. Ballou, Assistant Secretary

April 15, 1998


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.


CI-85/015F-0398

                                   PROXY STATEMENT
                                 General Information


                                                                 April 15, 1998

The enclosed proxy, which was first mailed on April 15, 1998, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Assistant Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 2, 1998, the Fund had outstanding 11,009,000 shares of beneficial interest. Shareholders of record at the close of business on March 2, 1998, will have one vote for each share held. As of March 2, 1998, Cede & Co. FAST, P.O. Box 20, Bowling Green Station, New York, New York 10274 owned of record 9,071,285 shares representing 82.40% of the Fund's outstanding shares.

Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.

1.         Election of Two Trustees.

Messrs. Lowry and Mayer (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected. The Board of Trustees currently consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. Effective April 24, 1998, Messrs. Ireland, Shinn and Weeks will retire as Trustees of the Fund.

The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting and these persons listed above retire):

1999                    2000                   2001
----                    ----                   ----
Mr. Birnbaum            Mr. Bleasdale          Mr. Lowry
Mr. Grinnell            Ms. Collins            Mr. Mayer
Mr. Moody               Mr. Neuhauser
Mr. Sullivan

The following table sets forth certain information about the Board of Trustees:

                                                                    Shares
                                                                    Beneficially
                                                                    Owned and
                                                                    Percent of
Name        Trustee                                                 Fund at
(Age)        Since    Principal Occupation (1) and Directorships    3/2/98 (2)
-----        -----    ------------------------------------------    ----------
Robert J. Birnbaum   Retired (formerly Special Counsel, Dechert         0
(70)          1995   Price & Rhoads--law).  Director or Trustee:
                     Colonial Funds, Liberty All-Star Equity
                     Fund, Liberty All-Star Growth Fund, Inc.,
                     The Emerging Germany Fund.

Tom Bleasdale        Retired (formerly Chairman of the Board and        0
(67)          1989   Chief Executive Officer, Shore Bank & Trust
                     Company--banking).  Director or Trustee:
                     Colonial Funds, Empire Company Limited.

Lora S. Collins      Attorney (law) (formerly Attorney, Kramer,         0
(62)          1989   Levin, Naftalis & Frankel--law).  Trustee:
                     Colonial Funds.

James E. Grinnell    Private Investor.  Director or Trustee:            0
(68)          1995   Colonial Funds, Liberty All-Star Equity
                     Fund, Liberty All-Star Growth Fund, Inc.

Richard W. Lowry     Private Investor.  Director or Trustee:            0
(61)          1995   Colonial Funds, Liberty All-Star Equity
                     Fund, Liberty All-Star Growth Fund, Inc.

William E. Mayer*    Partner, Development Capital LLC                   0
(57)          1994   (investments) (formerly Dean of the College
                     of Business and Management, University of Maryland--higher education; Dean of the
                     Simon Graduate School of Business,
                     University of Rochester--higher education).
                     Director or Trustee:  Colonial Funds,
                     Hambrecht & Quist Incorporated, Chart House
                     Enterprises, Johns Manville.

James L. Moody, Jr.  Retired (formerly Chairman of the Board,           0
(66)          1989   Chief Executive Officer and Director,
                     Hannaford Bros. Co.--food distributor).
                     Director or Trustee: Colonial Funds,
                     Penobscot Shoe Co., UNUM Corporation,  IDEXX
                     Laboratories, Staples Inc., Empire Company
                     Limited.

John J. Neuhauser    Dean of the School of Management, Boston           0
(55)          1992   College (higher education).  Director or
                     Trustee: Colonial Funds, Hyde Athletic
                     Industries, Inc.

Robert L. Sullivan   Retired Partner, Peat Marwick Main & Co.           0
(70)          1989   (management consulting) (formerly
                     self-employed Management Consultant).
                     Trustee: Colonial Funds.

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 2, 1998, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.
* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act), because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

The following table sets forth certain information about the executive officers of the Fund:

                                                                          Shares
                                                                          Beneficially
                                                                          Owned and
                                                                          Percent of
Name        Executive                                                     Fund at
(Age)    Officer Since  Office with Fund: Principal Occupation (3)        3/2/98 (4)
-----    -------------  ------------------------------------------        ----------
Harold W. Cogger      President of the Fund and of the Colonial Funds        0
(62)          1993    since March, 1996 (formerly Vice President from
                      July, 1993 to March, 1996), Chairman of the
                      Board since March, 1996 and Director of the Adviser
                      since March, 1984 (formerly President from July, 1993 to
                      December, 1996, Chief Executive Officer from March, 1995
                      to December, 1996 and Executive Vice President from
                      October, 1989 to July, 1993); Chairman of the Board
                      since March, 1996 and Director since October, 1991 of
                      The Colonial Group, Inc. (TCG) (formerly President from
                      October, 1994 to December, 1996 and Chief Executive
                      Officer from March, 1995 to December, 1996); Executive
                      Vice President and Director since March, 1995 of Liberty
                      Financial Companies, Inc. (Liberty Financial); Director
                      or Trustee: Liberty All-Star Equity Fund, Liberty
                      All-Star Growth Fund, Stein Roe & Farnham Incorporated.

Davey S. Scoon        Vice President of the Fund and of the Colonial         0
(51)          1993    Funds since June, 1993 (formerly Treasurer from
                      March, 1985 to June, 1993), Executive Vice
                      President since July, 1993 and Director since March,
                      1995 of the Adviser (formerly Senior Vice President and
                      Treasurer from March, 1985 to July, 1993); Executive
                      Vice President and Chief Operating Officer since March,
                      1995 of TCG (formerly Vice President - Finance and
                      Administration and Treasurer from November, 1985 to
                      March, 1995).


                                       5


Timothy J. Jacoby     Treasurer and Chief Financial Officer of the           0
(45)          1996    Fund and of the Colonial Funds since October,
                      1996 (formerly Controller and Chief Accounting
                      Officer from October, 1997 to February, 1998), Senior
                      Vice President since September, 1996 of the Adviser;
                      (formerly Senior Vice President, Fidelity Accounting and
                      Custody Services from September, 1993 to September, 1996
                      and Assistant Treasurer from August, 1990 to September,
                      1993 to the Fidelity Group of Funds--investment
                      management).

J. Kevin Connaughton  Controller and Chief Accounting Officer of the         0
(33)          1993    Fund and of the Colonial Funds since February,
                      1998; Vice President since February, 1998 of
                      the Adviser (formerly Senior Tax Manager, Coopers &
                      Lybrand, LLP from April, 1996 to January, 1998; Vice
                      President, 440 Financial Group/First Data Investor
                      Services Group from March, 1994 to April, 1996; Vice
                      President, The Boston Company (subsidiary of Mellon
                      Bank) from December, 1993 to March, 1994; Assistant Vice
                      President and Tax Manager, Mellon Bank from March, 1992
                      to December, 1993).

William J. Ballou     Assistant Secretary of the Fund and of the             0
(33)          1997    Colonial Funds since October, 1997 (formerly
                      Associate Counsel, Massachusetts Financial
                      Services Company, May, 1995 to September, 1997;
                      Associate, Ropes & Gray, September 1991 to May,
                      1995).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(4) On March 2, 1998, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

                 Trustees' Compensation, Meetings and Committees

The members of the Board of Trustees received the following compensation from the Fund for the fiscal year ended November 30, 1997, and from the Colonial Funds Complex for the calendar year ended December 31, 1997 for serving as Trustees (5):

                                                    Total Compensation From
                          Aggregate Compensation    Fund And Fund Complex
                          From Fund For The         Paid To The Trustees
                          Fiscal Year Ended         For The Calendar Year
Trustee                   November 30, 1997         Ended December 31, 1997 (6)
-------                   -----------------         ---------------------------
Robert J. Birnbaum        $1,214                    $ 93,949
Tom Bleasdale              1,378 (7)                 106,432 (8)
Lora S. Collins            1,213                      93,949
James E. Grinnell          1,287 (9)                  94,698 (10)
William D. Ireland, Jr.    1,312                     101,445
Richard W. Lowry           1,226                      94,698
William E. Mayer           1,163                      89,949
James L. Moody, Jr.        1,272 (11)                 98,447 (12)
John J. Neuhauser          1,228                      94,948
George L. Shinn            1,338                     103,443
Robert L. Sullivan         1,293                      99,945
Sinclair Weeks, Jr.        1,313                     101,445

(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(6) At December 31, 1997, the Colonial Funds complex consisted of 39 open-end and 5 closed-end management investment company portfolios.
(7)    Includes $742 payable in later years as deferred compensation.
(8)    Includes $57,454 payable in later years as deferred compensation.
(9)    Includes $60 payable in later years as deferred compensation.
(10)   Includes $4,797 payable in later years as deferred compensation.
(11) Total compensation of $1,272 for the fiscal year ended November 30, 1997, will be payable in later years as deferred compensation.
(12) Total compensation of $98,447 for the calendar year ended December 31, 1997, will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                              Total Compensation From Liberty Funds For
Trustee                       The Calendar Year Ended December 31, 1997 (13)
-------                       ----------------------------------------------
Robert J. Birnbaum            $26,800
James E. Grinnell              26,800
Richard W. Lowry               26,800

(13) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).

During the Fund's fiscal year ended November 30, 1997, the Board of Trustees held six meetings.

The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Lowry, Moody, Shinn, Sullivan and Weeks, met three times during the Fund's fiscal year ended November 30, 1997. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls and considers the independence of the independent accountants, the range of their audit services and their fees.

The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Grinnell, Neuhauser, Sullivan and Weeks, met three times during the Fund's fiscal year ended November 30, 1997. The Committee reviews compensation of the Board of Trustees.

The Governance Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody, Neuhauser and Weeks, met three times during the Fund's fiscal year ended November 30, 1997. The Committee in its sole discretion recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

During the Fund's fiscal year ended November 30, 1997, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                  Required Vote

A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                           Description of the Adviser

The Adviser is a wholly-owned subsidiary of TCG, which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.       Ratification of Independent Accountants.

Price Waterhouse LLP was selected as the Fund's independent accountants for the Fund's fiscal year ending November 30, 1998, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and to make a statement (if the representative desires).

                                  Required Vote

Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.       Other Matters and Discretion of Attorneys Named in the Proxy

As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

The Meeting is to be held at the same time as meetings of the shareholders of Colonial High Income Municipal Trust and Colonial Investment Grade Municipal Trust. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 27, 1998, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities (Section 16 reporting persons), the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund and on representations that no other reports were required during the fiscal year ended November 30, 1997, the Section 16 reporting persons complied with all Section 16(a) filings applicable to them.

                    Date for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1999 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before December 17, 1998.

    Shareholders are urged to vote, sign and mail their proxies immediately.

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                                       12

                       COLONIAL INTERMARKET INCOME TRUST I

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints William J. Ballou, Harold W. Cogger and Nancy L. Conlin, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial InterMarket Income Trust I (Trust), to be held in Boston, Massachusetts, on Wednesday, May 27, 1998, and at any adjournments, as follows on the reverse side of this card.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

-------------------------------                  -----------------------------

-------------------------------                  -----------------------------

-------------------------------                  -----------------------------

      PLEASE MARK VOTES
[X]   AS IN THIS EXAMPLE

---------------------------------------------------------
COLONIAL INTERMARKET INCOME TRUST I
---------------------------------------------------------

Mark box at right if an address change [ ] or comment has been noted on the reverse side of this card.






















                                ---------------------
Please be sure to sign and       Date
date this proxy.
-----------------------------------------------------

-----------------------------------------------------
Shareholder sign here           Co-owner sign here




1.  Election of Two Trustees.
(Item 1 of the Notice)

                             For All                     For All
                            Nominees       Withhold      Except
                            ---------     ---------      -------
     Richard W. Lowry         [  ]           [  ]         [  ]
     William E. Mayer         [  ]           [  ]         [  ]


NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of Independent Accountants. (Item 2 of the Notice)

         For         Against       Abstain
        [  ]          [  ]          [  ]

This proxy, when properly executed, will be voted in the manner directed above and, absent direction will be voted FOR Items 1 and 2 listed above.

Please sign exactly as name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. if signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.





RECORD DATE SHARES: